AMEX: MSL
GulfSouth
Bank Conference
May 1, 2008
__________________________________________________________________________________________________________
C.R. “Rusty” Cloutier
President & Chief Executive Officer
J. Eustis Corrigan, Jr.
Executive Vice President and Chief Financial Officer

The Private Securities Litigation Act of 1995 provides a safe harbor for disclosure of information about a company’s anticipated future financial performance. This act protects a company from unwarranted litigation if actual results differ from management expectations. This discussion and analysis reflects management’s current views and estimates of future economic circumstances, industry conditions, MidSouth’s performance and financial results. A number of factors and uncertainties could cause actual results to differ from the anticipated results and expectations expressed in the discussion.

Growth-oriented, bank holding company
Headquarters:  Lafayette, Louisiana
Employees: 423 ● Locations: 34 ● ATMs: 120+
Market Statistics as of March 31, 2008:
 › Total Assets: $937 Million
 › Market Cap: $142.8 Million
 › Stock Price: $18.70 ● Book Value: $10.65
 › Shares Outstanding: 6.6 Million
 › Insider Ownership: 41% ● Institutional Ownership: 7%
Corporate Profile

Corporate Profile
CORPORATE HISTORY
 1985 - Chartered as a National Bank
 1987 - Acquired Breaux Bridge Bank & Trust (LA)
 1989 - Acquired Commerce & Energy Bank (LA)
 1993 - Listed on AMEX: MSL
 1995 - Acquired Sugarland State Bank (LA)
 2004 - Acquired Lamar Bank (Beaumont, TX)
BUSINESS FUNDAMENTALS
 • Small business focus supported by retail and commercial funding
 • Experienced leadership
 • Entrepreneurial management style
 • Organic growth
 • Quality relationships

Strategic Focus
Profitable Growth
&
Expansion
Operational
Enhancement
Capital & Funds
Management
Maximize
Shareholder Value
Human
Capital
▪Target Markets
▪Existing Growth Markets
▪Focus on TX/LA Footprint
▪“Buy & Build”
 Opportunities
▪Preserve Culture
▪CRM Implementation
▪Expense Governance
▪Vendor Management
▪Charter Merger
▪Maintain Sound Capital
Levels
▪ Asset Quality Management
▪Focus on Deposit Mix
Versus Competing on Price
▪Retain Veteran Team
▪Compensation Structure
▪Strategic Initiatives
▪Strengthen Infrastructure

Financial Performance
INCOME STATEMENT
1Q08
1Q07
YOY r
4Q07
LQ r
Net Interest Income
$9,274
$8,338
11.2%
$9,613
-3.5%
Loan Loss Provision
$1,200
0
--
$525
128.6%
Total Non-Interest Income
$3,587
$3,263
9.9%
$3,732
-3.9%
Total Non-Interest Expense
$10,293
$9,079
13.4%
$10,569
-2.6%
Income Tax Expense
$169
$576
-70.7%
$357
-52.7%
Net Income
$1,199
$1,946
-38.4%
$1,894
-36.7%
EPS
$0.18
$0.29
-37.9%
$0.28
-35.7%

Financial Performance
BALANCE SHEET
1Q08
1Q07
YOY r
4Q07
LQ r
Total Assets
$937,030
$814,660
$937,030
$854,056
9.7%
Total Loans
$569,745
$510,561
$569,745
$569,506
0.0%
Premises and Equipment
$39,967
$31,488
$39,967
$39,229
1.9%
Total Deposits
$818,004
$728,839
$818,004
$733,517
11.5%
Total Shareholders' Equity
$70,331
$61,676
$70,331
$68,469
2.7%

10.00%
9.50%
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
8.50%
8.63%
8.72%
8.68%
8.44%
1Q07
2Q07
3Q07
4Q07
1Q08

Positioned for GROWTH

Financial Performance
Sound Capital
Levels
▪ 5 Quarter
Average
Leverage Ratio:
8.59%
▪ Dividend Payout
 Ratio: 25%
▪ Div Yield: 1.36%
Leverage Ratio

10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.85%
5.21%
5.16%
5.16%
4.88%
1Q07
2Q07
3Q07
4Q07
1Q08
Avg Yield on Loans
Avg Yield on Int Bearing Dep
Net Interest Margin

Positioned for GROWTH

Yields
▪ Consistent NIM
▪ Active
management of
Loan/Deposit
Pricing
Financial Performance

Financial Performance
CREDIT QUALITY
1Q07
4Q07
1Q08
LQ r
Allowance as a % of TTL Lns
0.96%
0.99%
1.08%
9 bps
NPA's to Total Assets
0.28%
0.35%
0.49%
14 bps
Net YTD Charge-offs to TTL Lns
0.02%
0.09%
0.12%
3 bps

5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.28%
0.21%
0.22%
0.35%
0.49%
1Q07
2Q07
3Q07
4Q07
1Q08
NonPerforming Assets
NPAs to Total Assets

Positioned for GROWTH

Asset
Quality
▪ Engaged & Focused
on Regional
Economies
▪ Experienced and
Accomplished
Management & Board
Financial Performance

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
15.7%
37.5%
32.2%
14.6%
15.4%
35.9%
34.5%
14.2%
15.3%
36.1%
33.3%
15.3%
1Q07
4Q07
1Q08
Consumer
Real Estate
Commercial
Construction

Positioned for GROWTH

Financial Performance
Loan Mix
▪ Diversified
Loan Portfolio
▪ C&I Customers
Diversified by
Industry &
Geography

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
19.7%
8.5%
8.0%
39.0%
24.8%
19.7%
8.3%
9.8%
37.3%
24.9%
19.7%
9.8%
8.4%
39.6%
22.5%
1Q07
4Q07
1Q08
NOW & Other
Time < $100
Time > $100
Money Mkt/Savings
Noninterest Bearing

Financial Performance
Deposit Mix
▪ Strong & Stable
Core Funding
Source
▪ Maintaining
Solid Non-Interest
Bearing Base

850,000
750,000
650,000
550,000
450,000
350,000
250,000
80%
78%
76%
74%
72%
70%
68%
66%
64%
70%
76%
77%
78%
70%
1Q07
2Q07
3Q07
4Q07
1Q08
Total Loans
Total Deposits
Loan to Deposit Ratio

Positioned for GROWTH

Core
Funding
▪ Funding Capacity
▪ Challenging
Markets
Financial Performance

820,000
800,000
780,000
760,000
740,000
720,000
700,000
680,000
Volume
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
Yield
1Q07
2Q07
3Q07
4Q07
1Q08

Positioned for GROWTH

Earning
Assets
▪ Premium Yield
on Average
Earning Assets
▪ Capacity to
Leverage Yield
Financial Performance
7.68%
7.94%
7.80%
7.90%
7.41%

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
68%
32%
73%
27%
71 %
29%
1Q07
4Q07
1Q08
Investments and Cash
Loans

Positioned for GROWTH

Earning
Asset Mix
▪ Stability in
Earning Assets
▪ Securities Yield:
 • 5.14%- 1Q08
 • 4.93%- 1Q07
Financial Performance
4.96%
5.09%
4.74%
8.91%
8.82%
8.48%

Lake
Charles
Lafayette
10
10

Positioned for GROWTH

Franchise Footprint 2003

40
35
30
25
20
15
10
5
0
19
25
2003
2004

Positioned for GROWTH

Franchise Expansion
Locations
2004
• Beaumont (3), Vidor, Conroe, College Station
• Expansion into Texas

40
35
30
25
20
15
10
5
0
19
25
28
2003
2004
2005

Positioned for GROWTH

Franchise Expansion
Locations
2005
Baton Rouge
Houma (SE Louisiana)
Lafayette (8th location)

40
35
30
25
20
15
10
5
0
19
25
28
29
2003
2004
2005
2006

Positioned for GROWTH

Franchise Expansion
Locations
2006
Lafayette (9th location)

40
35
30
25
20
15
10
5
0
19
25
28
29
34
2003
2004
2005
2006
2007

Franchise Expansion
Locations
2007
TEXAS: Houston, Conroe*, College Station
LOUISIANA: Baton Rouge (2nd location),
Lake Charles (2nd location), Thibodaux*, Cut Off
*Relocation

College Station
Conroe
Beaumont
10
Lake Charles
Houston
10
Lafayette
Baton Rouge
10
Houma

Positioned for GROWTH

Franchise Footprint 2008

920.0
900.0
880.0
860.0
840.0
820.0
800.0
780.0
760.0
740.0
Texas (Billions)
155.0
150.0
145.0
140.0
135.0
130.0
125.0
120.0
Louisanna (Billions)
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

Positioned for GROWTH

Personal Income Growth
Quarterly
Personal
Income
▪ Sustained
Income
Growth
Source: Federal Reserve Bank of Dallas
LOUISIANA
TEXAS

Texas
10600
10500
10400
10300
10200
10100
10000
9900
9800
9700
Louisiana
1960
1940
1920
1900
1880
1860
1840
1820
1800
1780
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

Positioned for GROWTH

Employment Growth
Total
Non-Farm
Employment
▪ Sustained
Employment
Growth
Source: Federal Reserve Bank of Dallas
LOUISIANA
TEXAS

Unemployment Rates
Source: US Bureau of Labor Statistics (as of February 2008)

Unemployment Rates
Source: US Bureau of Labor Statistics (as of February 2008)

Unemployment Rates
Market MSAs
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Louisiana
3.9
3.6
3.7
4.0
4.0
3.7
Baton Rouge
4.1
2.9
2.9
3.5
4.5
3.4
Houma
2.9
2.0
2.2
2.5
3.4
2.5
Lafayette
3.1
2.1
2.3
2.6
3.4
2.6
Lake Charles
4.3
2.9
3.0
3.7
4.8
3.6
Texas
4.3
4.3
4.2
4.2
4.3
4.1
Beaumont
5.6
4.9
5.3
5.9
6.2
5.5
College Station
3.7
3.2
3.4
3.3
3.8
3.4
Houston
4.3
3.8
4.0
4.2
4.5
4.2
MSA Average
4.0
3.1
3.3
3.7
4.4
3.6
Source: US Bureau of Labor Statistics

Occupation                                          % Chg in Avg Wage*
Carpenters 70.9%
Electricians 18.7%
Engineers 14.1%
Helpers 35.2%
Plumbers 21.9%
Technicians                                                    41.4%
Total 39.6%
*2005 to 2006
Wage Growth
Supply and Demand - Construction Labor Wage Impact
Source: La. Economic Outlook: 2008 and 2009

# 1 producer of Oil - 26.4% of U.S. production
# 2 producer of Natural Gas - 18.3% of U.S. production
# 2 in U.S. Refining Capacity - 16.7% of U.S. capacity
Economic Drivers
Louisiana and the Nation's Energy
LA / TX Energy Sector Ongoing Rebuild and Reconstruction
1 - Offshore Drilling Platforms: Between Katrina and Rita 167 either destroyed or damaged
2 - Pipeline Infrastructure (distribution): 655 pipeline systems knocked out…a total of 20,000 miles of pipelines
3 - Refineries / Processing Plants: Katrina caused the closure of 8 plants and
Rita closed 3
Source: La. Economic Outlook: 2008 and 2009

Economic Drivers
LAKE CHARLES MSA (92,100 non-farm jobs)
Projected 2,800 new jobs over 2008-09
Fully recovered from Hurricane Rita and now setting record levels of employment
3 dominant industries: Petrochemical, Gambling, and Aircraft Repair
Port of Lake Charles is expected to spend over $100 million on capital improvements over the next five years
Pinnacle Entertainment - new $350 Sugar Bay Casino Resort and $45 million addition to
L"Auberge de Lac Casino Resort
Continued LNG import terminal construction: Trunkline = $250 million, Sempra Energy =
$700 million, Cheniere Energy = $756 million, ExxonMobile = $600 million
Era Helicopters will spend $3.9 million to expand its flight service and helicopter training facilities at Lake Charles Regional Airport
Source: La. Economic Outlook: 2008 and 2009

Projected 14,800 new jobs over 2008-09
Home of two major universities - LSU and Southern University, the State Capitol, and the country's second largest refinery
Incurred over 35,000 permanent new residents as a result of Hurricane Katrina
Over $5 billion in construction projects either underway or planned for this region - a few are:
ExxonMobil = $350 million refinery upgrades
Woman's Hospital = $301 million new hospital
Placid Refinery = $200 million expansion
Pioneer Chemicals = $142 million expansion
Formosa Plastics = $100 million expansion
Huntsman Corporation = $100 million expansion
Future Potential Projects: Pinnacle Entertainment = $250 million new casino, Ligfuels Corporation = $5 billion facility, Louisiana Generating LLC = $1 billion expansion, and R.W. Day = $1 billion film studio
Economic Drivers
BATON ROUGE MSA (369,000 non-farm jobs)
Source: La. Economic Outlook: 2008 and 2009

Projected 6,300 new jobs over 2008-09
Third fastest growing MSA in Louisiana
High concentration of firms associated with oil and gas extraction industry
Home of the nation's largest jewelry settings manufacturer
Planned expansion of an already robust energy sector to include:
Tetra = 140 new jobs Precision Energy Services = 120 new jobs
Tesco = 40 new jobs Dynamic Industries = recently awarded $250 million contract to build offshore drilling platforms resulting in an additional 400 jobs
Knight Oil Tools = $3 million expansion
Frank's Casing Crew = $1 million expansion
In addition to the energy sector Nucomm call center will provide 1,500 to 2,000 jobs, Acadian
Ambulance Services will construct a $15 million new facility, and Lafayette General and
Lourdes hospitals are undertaking a $33 million construction project
Economic Drivers
LAFAYETTE MSA (148,500 non-farm jobs)
Source: La. Economic Outlook: 2008 and 2009

Economic Drivers
HOUMA MSA (94,800 non-farm jobs)
Projected 5,200 new jobs over 2008-09
Fastest growing MSA in Louisiana generated by the shipbuilding, fabrication, and oil and gas extraction sectors
Significant shipbuilding and fabrication sector which benefits from the rebuild effort of the offshore energy infrastructure
Edison Chouest: Manufactures and operates ships that service the offshore oil and gas extraction industry. Over 5,600 employees and approx 150 vessels. Planning a new shipyard called LaShip which will employ 750 to 1,000.
Bollinger Shipyards: Major shipbuilder with significant military contracts. Currently over
3,100 employees with plans to hire an additional 500 more.
Gulf Island Fabricators: 1,250 employees with plans to hire 400 more. GI has 3 to 4 backlog of work
$1.3 billion highway improvements on LA 1 to improve infrastructure near Port Fourchon
Source: La. Economic Outlook: 2008 and 2009

MidSouth Bancorp
1600%
1400%
1200%
1000%
800%
600%
400%
200%
0%
1994
1996
1998
2000
2002
2004
2006
2008

Positioned for GROWTH

Historical
Stock
Performance
▪ Life to Date
$1,000 = $12,500
▪ Last 5 Years
 89% Return
Stock Performance
Source: Finance.Yahoo.com - April 26, 1993 - April 21, 2008
 April 1993 - April 2008

MidSouth Bancorp
Dow Jones
NASDAQ
S&P 500
1600%
1400%
1200%
1000%
800%
600%
400%
200%
0%
1994
1996
1998
2000
2002
2004
2006
2008

Positioned for GROWTH

Relative
Stock
Performance
▪ MSL vs.
Major Indexes
▪ Life to Date
Growth
Stock Performance
Source: Finance.Yahoo.com - April 26, 1993 - April 21, 2008
 April 1993 - April 2008

SUMMARY
• Regional Strategic Growth Model
• Focused & Driven Leadership
• Superior Financial Performance and Focus on Credit Quality
• Excellent Shareholder Returns
MidSouth Bancorp

MidSouth Bancorp
P.O. Box 3745 - Lafayette, LA 70502
___________________________________________________________
C.R. “Rusty” Cloutier
President & Chief Executive Officer
cloutier@midsouthbank.com
337-237-8343
J. Eustis Corrigan, Jr.
Executive Vice President and Chief Financial Officer
ecorrigan@midsouthbank.com
337-237-8343